SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

Cavco Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-08822	56-2405642
(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800
Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)

(602) 256-6263
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

Item 12. Results of Operations and Financial Condition

SIGNATURES

EXHIBIT INDEX

EX-99.1 Press Release

Item 7. Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release dated January 22, 2004

Item 12. Results of Operations and Financial Condition

     On January 22, 2004, Cavco Industries, Inc. a Delaware corporation (the “Corporation”), announced its fiscal third quarter net earnings for the quarter ended December 31, 2003. A copy of the Corporation’s earnings release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC. (Registrant)

By:	/s/ Sean K. Nolen

Name: Sean K. Nolen Title: Vice President, Chief Financial Officer, Treasurer and Secretary

Date: January 22, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated January 22, 2004